                              OPERATING AGREEMENT

                                      OF

                       BRESLER FAMILY INVESTORS, L.L.C.

                              OPERATING AGREEMENT

                                      OF
                        BRESLER FAMILY INVESTORS, L.L.C


                               Table of Contents
                               -----------------

                                                                           Page
                                                                           ----
          Article I      -     Definitions

1.01      Definitions                                                      1
1.02      Construction                                                     5


          Article II     -     Organization

2.01      Formation                                                        5
2.02      Name                                                             5
2.03      Registered Office; Register Agent; Principal
          Office in the United States; Other Offices                       6
2.04      Purposes                                                         6
2.05      Foreign Qualification                                            6
2.06      No State-Law Partnership                                         7


          Article III    -     Membership, Dispositions of Interest

3.01      Initial Members                                                  7
3.02      Representations and Warranties                                   7
3.03      No Certification; Restriction on the Disposition
          of an Interest                                                   8
3.04      Liability to Third Parties                                       11
3.05      Lack of Authority                                                11
3.06      Withdrawal                                                       11
3.07      Other Ventures                                                   11


          Article IV     -     Capital Contributions

4.01      Initial Contributions                                            12
4.02      Additional Contributions                                         12
4.03      Return of Contributions                                          14
4.04      Advances by Members                                              14
4.05      Capital Account                                                  15

                                      (i)

                               Table of Contents
                               -----------------

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                                                                           ----
          Article V      -     Allocations and Distributions

5.01      Allocations                                                      17
5.02      Distributions                                                    17


          Article VI     -     Managers

6.01      Management by Manager                                            18
6.02      Number and Term of Office of Managers; Initial Manager           24
6.03      Successor                                                        24
6.04      Vacancies; Removal; Resignation                                  24


          Article VII    -     Dissolution, Liquidation, and
                               Termination

7.01      Dissolution                                                      24
7.02      Liquidation and Termination                                      26
7.03      Deficit Capital Accounts                                         28
7.04      Articles of Dissolution                                          28


          Article VIII   -     General Provisions

8.01      Offset                                                           29
8.02      Notices                                                          29
8.03      Entire Agreement; Supersedure                                    30
8.04      Effect of Waiver or Consent                                      30
8.05      Fiscal Year; Records and Reports                                 30
8.06      Amendment                                                        32
8.07      Binding Act                                                      32
8.08      Governing Law; Jurisdiction & Venue                              32
8.09      Severability                                                     33
8.10      Further Assurances                                               33
8.11      No Third Party Benefit                                           33
8.12      Indemnification                                                  33
8.13      Counterparts                                                     34

                                     (ii)

                              OPERATING AGREEMENT

                                      OF

                       BRESLER FAMILY INVESTORS, L.L.C.

                     A MARYLAND LIMITED LIABILITY COMPANY

     This OPERATING AGREEMENT OF BRESLER FAMILY INVESTORS, L.L.C. ("Agreement"), dated as of July 26, 1996 is adopted and executed, by the Members (as defined below), who intend to be legally bound hereby.


                                   ARTICLE I
                                  DEFINITIONS

     1.01  Definitions.  As used in this Agreement, the following terms have the
           -----------
following meanings:

           "Act" means the Maryland Limited Liability Company Act (1992-ch536), and any successor statute, as amended from time to time.

           "Affiliate" or "Affiliated Person" - when used with reference to a specified Person (i) any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person, or (ii) any Person who is an officer, partner or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in similar capacity.

           "Agreement" has the meaning given that term in the introductory paragraph.

           "Bankrupt" means, with respect to any Person, a Person (a) that (i) makes a general assignment for the benefit of creditors; (ii) files a voluntary bankruptcy petition; (iii) becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceedings;
(iv) files a petition or answer seeking for the person a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Person in a proceeding of the type described in subclauses (i) through (iv) of this clause
(a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the Person or of all or any substantial part of the Person's properties; (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law has been commenced and 120 days have expired without dismissal thereof or with respect to which, without the Person's consent or acquiescence, a trustee, receiver, or liquidator of the Person or of all or any substantial part of the Person's properties has been appointed and 90 days have expired without the appointment's having been vacated or stayed, or 90 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

           "Capital Account" - the capital account to be maintained by the Company for each Member in accordance with Section 4.05 hereof.

           "Capital Contribution" - the total amount of cash, or the value (as reasonably determined by the Manager) of property, which a Member has contributed to the Company as shown, on Exhibit "A" or is hereafter required to contribute. Any reference in this Agreement to the Capital Contribution of a Member shall include a Capital Contribution previously made by any holder of the Membership Interest of such Member, except as otherwise provided.

           "Certificate" has the meaning given the term in Section 2.01.

           "Code" means the Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

           "Commitments" means, subject in each case to adjustments on account of Dispositions of Membership Interests permitted by this Agreement, the amount specified for a Member as that Member's Commitment on Exhibit "A".

           "Company" means Bresler Family Investors, L.L.C., a Maryland limited liability company.

           "Consent of the Members" - unless a different percentage is required by law, the written consent or approval of Members holding a majority of the Sharing Ratios shown on Exhibit "A".

           "Dispose," "Disposing" or "Disposition" means a sale, assignment, transfer, exchange, mortgage, pledge, grant of a security interest, or other disposition or encumbrance (including, without limitation, by operation of law).

           "Manager" means any person hereafter elected as a manager of the Company as provided in this Agreement, but does not include any person who has ceased to be a manager of the Company. The initial Manager of the Company shall be Charles S. Bresler.

           "Member" means any person executing this Agreement as of the date of this Agreement as a member or hereafter admitted to the Company as a member as provided in this Agreement, but does not include any person who has ceased to be a member in the Company.

           "Membership Interest" means an ownership interest (which may be segmented into and/or expressed as a percentage of various rights and/or liabilities and which may be of different classes) in the Company at any particular time, including the right of the Member holding such Membership Interest to allocations of Company income or loss and distributions of Company assets, and any and all other benefits to which a Member may be entitled as provided in this Agreement and in the Act, together with the obligations of such Member to comply with all the terms and provisions of this Agreement and of the Act.

           "Person" means any individual, corporation, partnership, limited liability company, estate, trust or other entity.

           "Required Interest" means one or more Members having among them fifty-one percent (51%) or more of the Sharing Ratios of all Members.

           "Sharing Ratio" with respect to any Member means the percentage expressed for such Member as such Member's sharing ratio on Exhibit "A".

     1.02  Construction.  Whenever the context requires, the gender of all words
           ------------
used in this Agreement includes the masculine, feminine, and neuter, the singular shall include the plural and vice versa. All references to Articles
                                      ---- -----
and Sections refer to articles and sections of this Agreement, and all references to Exhibits are to Exhibits attached hereto, each of which is made a part hereof for all purposes.

                                  ARTICLE II
                                 ORGANIZATION

     2.01  Formation.  The Company has been organized as a Maryland limited
           ---------
liability company by the filing of a Certificate of Organization ("Certificate") with the Maryland Department of Assessments and Taxation under and pursuant to the Act.

     2.02  Name.  The name of the Company is "Bresler Family Investors, L.L.C."
           ----
and all Company business must be conducted in that name or such other names that comply with applicable law as the Manager may select from time to time.

     2.03  Registered Office; Registered Agent; Principal Office in the United
           -------------------------------------------------------------------
States; Other Offices.  The registered office of the Company required by the Act
---------------------
to be maintained in the State of Maryland shall be Apartment 1703, 10401 Grosvenor Place, Rockville, MD 20852 or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Manager may designate from time to time. The Company may have such other offices as the Manager may designate from time to time.

     2.04  Purposes.  The Company is organized to own shares of stock of Bresler
           --------
& Reiner, Inc., a Delaware corporation and shares of stock of T.P. Partners, Inc., a District of Columbia corporation, which is the general partner of Trilon Plaza Company, a District of Columbia limited partnership, and may conduct any other business which a limited liability company is permitted to conduct under the Act and shall not conduct any business which is not in furtherance of such purpose or incidental thereto.

     2.05  Foreign Qualification.  Prior to the Company's conducting business in
           ---------------------
any jurisdiction other than the State of Maryland, the Manager shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Manager, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction. At the request of the Manager, each Member shall execute, acknowledge swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.

     2.06  No State-Law Partnership.  The Members intend that the Company not be
           ------------------------
a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member or Manager be a partner or joint venturer of any other Member or Manager, for any purposes other than Federal and, to the extent permitted, state tax purposes, and this Agreement shall not be construed to produce a contrary result.

                                  ARTICLE III
                     MEMBERSHIP, DISPOSITIONS OF INTEREST

     3.01  Initial Members.  The initial Members of the Company are the Persons
           ---------------
executing this Agreement as of the date hereof as Members, each of which is admitted to the Company as a Member effective contemporaneously with the execution by such Person of this Agreement.

     3.02  Representations and Warranties.  Each Member hereby represents and
           ------------------------------
warrants to the Company and each other Member that (a) that Member has duly executed and delivered this Agreement and (b) that Member's authorization, execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which that Member is a party or by which it is bound.

     3.03  No Certification; Restriction on the Disposition of an Interest.
           ---------------------------------------------------------------
           (a) No Membership Interest in the Company shall be represented by a separate certificate.

           (b) Except as specifically provided in this Section 3.03, a Disposition of a Membership Interest may not be effected without the consent of
(i) the Manager, in the case of a Disposition by a Member other than the Manager or (ii) the holders of at least fifty-one percent (51%) of the aggregate Sharing Ratios of all non-transferring Members in the case of a Disposition by a Manager, in either case which consent may be granted or withheld in the Manager's or such Members (as the case may be) sole discretion. Any attempted Disposition by a Person of a Membership Interest, or any part thereof, other than in accordance with this Section 3.03 shall be, and is hereby declared, null and void ab initio.
         ---------

           (c) Subject to the provisions of Sections 3.03(d) and (e), a Person to whom any part or all of a Membership Interest is transferred has the right to be admitted to the Company as a Member with the Sharing Ratio and the portion of the Commitment so transferred to such Person, if (A) the Member making such transfer grants the transferee the right to be so admitted, and (B) such transfer is consented to in accordance with Section 3.03(b).

           (d) The Company shall not recognize for any purpose any purported Disposition of all or part of a Membership Interest unless and until the other applicable provisions of this Section 3.03 have been satisfied and the Manager has received, on behalf of the Company, a document (i) executed by both the Member effecting the Disposition and the Person(s) to which the Membership Interest or part thereof is Disposed, (ii) including the notice address of any Person(s) to be admitted to the Company as a Member and such Person's agreement to be bound by this Agreement in respect of the Membership Interest or part thereof being obtained, (iii) setting forth the Sharing Ratios and the Commitments after the Disposition of the Member effecting the Disposition and the Person(s) to which the Membership Interest or part thereof is Disposed (which together must total the Sharing Ratio and the Commitment of the Member effecting the Disposition before the Disposition), and (iv) containing a representation and warranty that the Disposition was made in accordance with all applicable laws and regulations (including securities laws) and, if the person to which the Membership Interest or part thereof is Disposed is to be admitted to the Company, such Person's representation and warranty that the representations and warranties in Section
3.02 are true and correct with respect to that Person. Each Disposition and admission complying with the provisions of this Section 3.03(d) is effective as of the first day of the calendar month immediately succeeding the month in which the Manager receive the notification of Disposition and other requirements of this Section 3.03 have been met.

           (e) Prior to the exercise of the right of a Member to Dispose of a Membership Interest or any part thereof or of any person to be admitted to the Company in connection therewith to exist or be exercised, the Company must receive a favorable opinion of the Company's legal counsel or of other legal counsel acceptable to the Manager to the effect that the Disposition or admission, when added to the total of all other sales, assignments, or other dispositions within the preceding 12 months would not result in the Company's being considered to have terminated within the meaning of the Code, and that the transaction may be effected without registration under the Securities Act of 1933 or under applicable state securities laws. The Manager, however, may waive the requirements of this
Section 3.03(e) in such circumstances as he deems appropriate in his sole discretion.

           (f) If any transfer of a Membership Interest (other than a transfer to any other Member(s)) shall result in multiple ownership of any Membership Interest, the Manager may require that one or more trustees be designated as representing a portion of or the entire Membership Interest transferred for the purpose of receiving all notices which may be given, and all payments which may be made, under this Agreement and for the purpose of exercising all rights which the transferor had as Member pursuant to the provisions of the Agreement.

           (g) In the event of a transfer of all or any part of the Interest of any Member for a consideration in excess of the adjusted basis for such Membership Interest for federal income tax purposes, the Manager may elect on behalf of the Company, pursuant to Section 754 of the Code (or corresponding provisions of succeeding law) to adjust the basis of the Company property.

     3.04  Liability to Third Parties.  No Member or Manager shall be liable for
           --------------------------
the debts, obligations or liabilities of the Company, including under a judgment decree or order of a court.

     3.05  Lack of Authority.  No Member other than a Member who is, and who is
           -----------------
acting in the capacity of, a Manager has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company, unless expressly authorized to do so by written action of the Manager.

     3.06  Withdrawal.  A Member does not have the right to withdraw from the
           ----------
Company as a Member. An attempt to violate the provisions hereof shall be legally ineffective. If a Member exercises such power in violation of this Agreement, (a) such withdrawing Member shall be liable to the Company and other Members for all monetary damages suffered by them as a result of such withdrawal including indirect, incidental and consequential damages and (b) such withdrawing Member shall not have any rights under Section 4A-905 of the Act.

     3.07  Other Ventures.  A Member and the Manager may engage in or possess an
           --------------
interest in other business ventures of any nature or description, independently or with others, whether presently existing or hereafter created, including businesses competitive with the businesses of the Company, and neither the Company nor any other Member shall have any rights in or to such independent ventures or the income or profits derived therefrom by reason of this Agreement or the relationship created by this Agreement. A

Member may be employed by any entity whose stock or partnership interest is aimed by the Company and no other Member shall have any right to any portion of the compensation paid to such Member by reason of said employment.

                                  ARTICLE IV
                             CAPITAL CONTRIBUTIONS

     4.01  Initial Contributions.  (a) Contemporaneously with the execution by
           ---------------------
such Member of this Agreement, each Member shall make the Capital Contributions, described for that Member in Exhibit A.

     4.02  Additional Contributions.  (a)  In the event that the Manager at any
           ------------------------
time reasonably determines that the Company requires additional capital, the Manager shall give each Member written notice of the total funds required (a "Capital Call Notice"). Each Member shall remit to the Company as an additional Capital Contribution a percentage of the total funds required equal to such Member's Sharing Ratio, which shall be due within fifteen (15) days following receipt of the Capital Call Notice. Capital calls may only be made if reasonably necessary to preserve the Company's existing assets or Business and not for any other purpose.

           (b) If any Member (hereinafter called the "Defaulting Member") shall fail to make any Capital Contribution required pursuant to paragraph (a) of this
Section 4.02:

                (i) The Company shall notify each non-Defaulting Member of such failure;

                (ii) The non-defaulting Members and the Company shall have such rights, remedies and privileges against the Defaulting Member as may be available under applicable law including, without limitation, the right to recover from the Defaulting Partner the amount of the Capital Contribution in default (the "Deficiency") by applying any distributions otherwise payable to the Defaulting Member to reduce the Deficiency; and

                (iii) (A) Any one or more non-defaulting Members ("Advancing Members") shall have the right to advance the Deficiency to the Company on behalf of the Defaulting Member, exercisable by written notice to the Company. If more than one Advancing Member shall notify the Company of a desire to advance the Deficiency within twenty (20) days following receipt of notice of the default, each such Advancing Member shall have the right to advance a pro rata portion of the Deficiency based upon the respective Sharing Ratios of the Advancing Members. Thereafter, non-Defaulting Members shall be entitled to make advances on a first-come basis. The Company shall notify each Advancing Member of the amount to be advanced by such Advancing Member. All advances of the Deficiency shall be repayable by the Defaulting Member, together with interest thereon at the rate of 10% per annum, or the maximum lawful rate of interest allowed by law, whichever is the lesser. The Advancing Member or Members shall have a security interest in the Membership Interest of the Defaulting Member as security for repayment of the advances, and shall be entitled to file financing statements to perfect such security interests. The share of the Defaulting Member in any ordinary or liquidating distributions to which the Defaulting Member would otherwise become entitled under this Agreement shall be applied to the repayment to each Advancing Member, on a pro rata basis, of the advance and the interest thereon as hereinabove provided, before any part of such distributions shall be paid to the Defaulting Member.

                       (B) Each Member hereby grants to the Manager and to each other Member an irrevocable, special power of attorney, coupled with an interest, to take actions necessary or appropriate to carry out the purposes to this Section 4.02, including without limitation to file financing statements, give consents under this Agreement and consent to amendments to this Agreement to reflect purchases of Membership Interests.

     4.03  Return of Contributions.  A Member is not entitled to the return of
           -----------------------
any part of such Member's Capital Contributions or to be paid interest in respect of either such Member's Capital Account or such Member's Capital Contribution. An unrepaid Capital Contribution is not a liability of the Company or of any Member. A Member is not required to contribute or to lend any cash or property to the Company to enable the Company to return any Member's Capital Contributions.

     4.04  Advances by Members. (a) If the Company does not have sufficient
           -------------------
funds to pay its obligations, any Member that may agree to do so with the Manager's consent may advance all or part of the needed funds to or on behalf of the Company.

           (b) Except for Capital Contributions specifically provided for above, no advance of funds by a Member to the Company shall increase such Member's Capital Account or Sharing Ratio or entitle him to an increased share of the income of the Company or subject him to any greater portion of any losses which the Company may incur. The amount of any advance of funds by a Member to the Company shall constitute a loan by such Member to the Company and, except as may be otherwise provided in this Agreement, shall be repaid to such Member with interest at an annual floating rate equal to the "Prime Rate" from time to time in effect as published from time to time in the Wall Street Journal (or such
                                                ---- ------ -------
lower rate as shall then be the maximum legal rate of interest payable by the Company for business or commercial loans under applicable law).

     4.05  Capital Account. A Capital Account shall be established and
           ---------------
maintained for each Member. Each Member's Capital Account (a) shall be increased by (i) the amount of money contributed by that Member to the Company, (ii) the fair market value of property contributed by that Member to the Company (net of liabilities secured by the contributed property that the Company is considered to assume or take subject to under section 752 of the Code), and (iii) allocations to that Member of Company income and gain (or items thereof), including income or gain exempt from tax and income and gain described in Treas. Reg. (S) 1.704-1(b)(2)(iv)(g), but excluding income and gain described in Treas. Reg. (S) 1.704-1(b)(4)(i), and (b) shall be decreased by (i) the amount of money distributed to that Member by the Company, (ii) the fair market value of property distributed to that Member by the Company (net of liabilities secured by the distributed property that the Member is considered to assume or take subject to under Section 752 of the Code), (iii) allocations to that Member of expenditures of the Company described in Section 705(a)(2)(B) of the Code, and (iv) allocations of Company loss and deduction (or items thereof), including loss and deduction described in Treas. Reg. (S)(S) 1.704-1(b)(2)(iv)(g), but excluding items described in clause (b) (iii) above and loss or deduction described in Treas. Reg. (S)1.704-1(b)(4)(i) or (S) 1.704-1(b)(4)(iii). The
Members' Capital Accounts also shall be maintained and adjusted as permitted by the provisions of Treas. Reg. (S) 1.704-1(b)(2)(iv)(f) and as required by the other provisions of Treas. Reg. (S)(S) 1.704-1(b)(2)(iv) and 1.704-1(b)(4), including adjustments to reflect the allocations to the Members of depreciation, depletion, amortization, and gain or loss as computed for book purposes rather than the allocation of the corresponding items as computed for tax purposes, as required by Treas. Reg. (S) 1.704-1(b)(2)(iv)(g). On the transfer of all or part of a Membership Interest, the Capital Account of the transferor that is attributable to the transferred Membership Interest or part thereof shall carry over to the transferee Member in accordance with the provisions of Treas. Reg.
(S) 1.704-1(b)(2)(iv)(1).

                                   ARTICLE V
                         ALLOCATIONS AND DISTRIBUTIONS

     5.01  Allocations. (a) Except as may be required by Section 704(c) of the
           -----------
Code and Treas. Reg. (S) 1.704-1(b)(2)(iv)(f)(4), all items of income, gain, loss, deduction, and credit of the Company shall be allocated among the Members in accordance with their Sharing Ratios.

           (b) All items of income, gain, loss, deductions and credit allocable to any Membership Interest that may have been transferred shall be allocated between the transferor and the transferee based on the portion of the calendar year during which each was recognized as owning that Membership Interest, without regard to the results of Company operations during an particular portion of that calendar year and without regard to whether cash distributions were made to the transferor of the transferee during that calendar year; provided, however, that this allocation must be made in accordance with a method permissible under section 706 of the Code and the regulations thereunder.

     5.02  Distributions.  (a) From time to time (but at least once each year)
           -------------
the Manager shall determine in the Manager's reasonable judgment to what extent (if any) the Company's cash on hand exceeds its current and anticipated needs. If such an excess exists, the Manager may cause the Company to distribute to the Members, in accordance with their Sharing Ratios, an amount in cash equal to that excess. No Member shall have a contractual right to any distribution other than distributions pursuant to Section 7.02.

           (b) From time to time the Manager also may cause property of the Company other than cash to be distributed to the Members, which distribution must be made in accordance with their Sharing Ratios and may be made subject to existing liabilities and obligations.

                                  ARTICLE VI
                                   MANAGERS

     6.01  Management by Manager.  (a) Except for those matters in which the
           ---------------------
approval of the Members is required by this Agreement or by non-waiveable provisions of applicable law, (i) the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Manager; and (ii) the Manager may make all decisions and take all actions for the Company not otherwise provided for in this Agreement, including, without limitation the following:

                (A) entering into, making and performing contracts, agreements, and other undertakings binding the Company that may be necessary, appropriate, or advisable in furtherance of the purposes of the Company and making all decisions and waivers thereunder;

                (B) terminating such agreements and instituting, defending and settling litigation arising therefrom, and giving receipts, releases and discharges with respect to all of the foregoing and any matters incident thereto;

                (C) opening and maintaining bank and investments accounts and arrangements, drawing checks and other orders for the payment of money, and designating individuals with authority to sign or give instructions with respect to those accounts and arrangements;

                (D)  maintaining the assets of the Company in good order;

                (E) collecting sums due the Company and to the extent that funds of the Company are available therefor, paying debts and obligations of the Company;

                (F) acquiring, utilizing for Company purposes, and Disposing of any asset of Company;

                (G) selecting, removing, and changing the authority and responsibility of lawyers, accountants, and other advisers and consultants and paying reasonable fees and costs to them;

                (H)  obtaining insurance for the Company;

                (I) determining distributions of Company cash and other property as provided in Section 5.02;

                (J) do any and all acts required of the Company with respect to its interest in any corporation, partnership or other business entity;

                (K) selling, trading, exchanging or otherwise disposing of all or any portion of the property of the Company;

                (L) determining the accounting methods and conventions to be used in the preparation of the Company's financial statements and tax returns and making any and all elections under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of items of income, gain, loss, deduction and credit of the Company, or any other method or procedure related to the preparation of the Company financial statements and tax returns;

                (M) providing and maintaining a reasonably accessible office of the Company, and providing at such office all necessary supplies, materials and personnel competent and trained to perform the duties of the Manager hereunder and, in such connection:

                     (1)  keeping the records and accounts of the Company;

                     (2) maintaining all financial records and all documents and supporting materials relating to the Company's operations at the principal office;

                     (3) preparing and timely submitting or filing all necessary reports, returns, notices and other documents required by applicable federal, state and local laws, rules and regulations to be prepared, submitted and filed on behalf of the Company; and

                     (4) doing all such other acts and things which are incidental to the management of the affairs of the Company.

           (b) Without the Consent of all the Members, the Manager shall not have the authority to:

                (i)    do any act in contravention of this Agreement;

                (ii) do any act which would make it impossible to carry on the ordinary business of the Company;

                (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose;

                (iv) admit a Person as a Member, except as provided in this Agreement;

                (v)    commingle Company funds with those of any other Person;
or

                (vi) knowingly perform any act which would cause the Company to be deemed an "investment company" required to register under the Investment Company Act of 1940.

           (c) The Manager shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Manager's immediate possession or control, and the Manager shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company.

           (d) The Manager shall devote such time and effort to the business of the Company as the Manager deems necessary or appropriate to achieve its objectives.

           (e) The Manager shall carry out duties and exercise powers hereunder in good faith and in a manner reasonably believed by the Manager to be in or not inconsistent with the best interests of the Company. The Manager shall not be liable to the Company or any other Member for honest mistakes of judgement or negligence in managing the affairs of the Company or with respect to any other matter or for the negligence (whether of omission or commission), dishonesty or bad faith of any employee or agent of the Company, provided that such employee or agent was selected, engaged, retained and supervised by the Manager with reasonable care. The Manager may consult with legal counsel or accountants selected by the Manager with reasonable care, and shall not be liable to the Company or any other Member for any action or omission suffered or taken by the Manager in good faith in reliance and accordance with the opinion or advice of such counsel or accountants.

           (f) The Company shall indemnify and hold harmless the Manager and the agents thereof (the "Indemnified Persons") for liabilities, losses, costs, expenses and/or damages (including, without limitation, reasonable attorneys' fees, judgements and amounts paid in settlement of an action, suit or proceeding) arising from any threatened, pending, settled or completed action, suit or proceeding (including any administrative or legislative proceeding) in which any Indemnified Person is or was a party or threatened to be made a party by reason of such Indemnified Person's relationship to the Company or by reason of having served, at the request of the Company, as a director, trustee or officer of a corporation or other business entity of which the Company is a creditor, shareholder or the holder of other securities to the extent not indemnified by such other organization (whether or not the Indemnified Person continues to be related to the Company at the time such action, suit or proceeding is brought or threatened) provided that the Indemnified Person's act or omission was taken or made in good faith and in a manner the Indemnified Person reasonably believed to be in or not inconsistent with the best interests of the Company or, with respect to any criminal action or proceeding, the Indemnified Party did not have reasonable cause to believe that such conduct was unlawful. The foregoing right of indemnification shall be in addition to any rights to which the Indemnified Persons may otherwise be entitled and shall inure to the benefit of the successors, assigns, executors or administrators or personal representatives of the Indemnified Persons. The Company shall pay the expenses incurred by any Indemnified Person in defending an action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by the Indemnified Person to repay such payment if there shall be an adjudication or determination that he or she is not entitled to indemnification as provided herein. Any indemnification shall be provided out of Company assets only, and no Member shall be personally liable therefor. The Manager may obtain insurance on behalf of any Person by reason of such Person's relationship to the Company or such Person's service at the request of the Company to another entity as provided above whether or not the Company would have power to indemnify such Person under this Agreement.

     6.02  Number and Term of Office of Managers; Initial Manager.  There shall
           ------------------------------------------------------
be one (1) Manager in office at any time. Each Manager shall hold office until such Manager's earlier death, resignation or removal. The initial Manager of the Company shall be Charles S. Bresler.

     6.03  Successor.  In the event that Charles S. Bresler resigns, dies, or
           ---------
for any other reason becomes unable to serve as the Manager, then upon a decision to continue the business of the Company under Section 7.01(a) below, Sidney Bresler shall become the Manager.

     6.04  Vacancies; Removal; Resignation.  In the event that both Charles S.
           -------------------------------
Bresler and Sidney Bresler become unable to serve or unwilling to serve as the Manager, as subject to Section 7.01(a) below, the position of the Manager shall be filled by the affirmative Consent of the Members. Any Manager may resign at any time. Such resignation shall be made in writing and shall take effect at the specified therein, or if no time be specified, at the time of its receipt by the Members. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

                                  ARTICLE VII
                   DISSOLUTION, LIQUIDATION, AND TERMINATION

     7.01  Dissolution.  The Company shall dissolve and its affairs shall be
           -----------
wound up on the first to occur of the following:

           (a) Charles S. Bresler or Sidney Bresler shall die, become insane, retire, resign, be expelled, become a Bankrupt Member, or there shall occur any other event that terminates the continued membership in the Company of such Member, unless, in any such case, by consent of Members holding at least fifty-one percent (51%) of the Sharing Ratios of all Members other than such Member, given within 90 days of such event, the Members elect to continue the business of the Company;

           (b) any time after Charles S. Bresler and Sidney Bresler are no longer Manager, the written consent to dissolve of the Members;

           (c) any time after Charles S. Bresler and Sidney Bresler are no longer Manager, should any Member die, become insane, retire, resign, be expelled, become a Bankrupt Member, or if not a natural person dissolve or there shall occur any other event that terminates the continued membership in the Company of any member, unless, in any such case, by within 90 days of such event, the Members elect to continue the business of the Company;

           (d) The Company ceases to: (i) own at least 10% of the outstanding shares of Bresler & Reiner, Inc. or Bresler & Reiner, Inc. has been substantially liquidated and (ii) Trilon Plaza T.P. Partners, Inc. is no longer the general partner of Trilon Plaza Company;

           (e)  entry of a decree of judicial dissolution of the Company under
Section 4A-903 of the Act; or

           (f)  at 11:59 p.m. on December 31, 2020.

     7.02  Liquidation and Termination.  On dissolution of the Company, the
           ---------------------------
Manager shall act as liquidator. If there be no Manager the Person(s) holding the largest Sharing Ratio shall serve as liquidator(s). The liquidator(s) shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense.

     Until final distribution, the liquidator(s) shall continue to operate the Company properties with all of the power and authority of the Manger. The steps to be accomplished by the liquidator are as follows:

           (a) as promptly as possible after dissolution and again after final liquidation, the liquidator shall cause a proper accounting to be made of the Company's assets, liabilities, and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

           (b) the liquidator shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including, without limitation, all expenses incurred in liquidation and any advances described in Section 4.04) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine), all in accordance with the applicable Section(s) of the Act; and

           (c) all remaining assets of the Company shall be distributed to the Members as follows:

                (i) the liquidator may sell any or all Company property, including to Members, and any resulting gain or loss from each sale shall be computed and allocated to the capital accounts of the Members;

                (ii) with respect to all Company property that has not been sold, the fair market value of that property shall be determined and the capital accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in property that has not been reflected in the Capital Accounts previously would be allocated among the Members if there were a taxable disposition of that property for the fair market value of that property on the date of distribution; and

                (iii) Company property shall be distributed among the Members in accordance with the positive Capital Account balances of the Members, as determined after taking into account all Capital Account adjustments for the taxable year of the Company during which the liquidation of the Company occurs (other than those made by reason of this clause (iii); and those distributions shall be made by the end of the taxable year of the Company during which the liquidation of the Company occurs (or, if later, 90 days after the date of the liquidation).

     All distributions in kind to the Members shall be made subject to the liability of each distributee for costs, expenses, and liabilities theretofore incurred or for which the Company has committed prior to the date of termination and those costs, expenses, and liabilities shall be allocated to the distributee pursuant to this Section 7.02. The distribution of cash and/or property to a Member in accordance with the provisions of this
Section 7.02 constitutes a complete return to the Member of the Member's Capital Contributions and a complete distribution to the Member of the Member's Membership Interest in all the Company's property. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

     7.03  Deficit Capital Accounts.  Notwithstanding anything to the contrary
           ------------------------
contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the Capital Account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of money pursuant to this Agreement to all Members in proportion to their respective Sharing Ratios, upon dissolution of the Company, such deficit shall be an asset of the Company and such members shall not be obligated to contribute such amount to the Company to bring the balance of such Member's Capital Account to zero.

     7.04  Articles of Dissolution.  On completion of the distribution of
           -----------------------
Company assets as provided herein, the Company is terminated, and the Manager shall file Articles of Dissolution with the Maryland Department of Assessments and Taxation, cancel any other filings made pursuant to Section 2.05, and take such other actions as may be necessary to terminate the Company.

                                 ARTICLE VIII
                              GENERAL PROVISIONS

     8.01  Offset.  Whenever the Company is to pay any sum to any Member,  any
           ------
amounts that Member owes the Company may be deducted from that sum before payment.

     8.02  Notices.  Except as expressly set forth to the contrary in this
           -------
Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail addressed to the recipient, postage paid or by delivering that writing to the recipient in person, by courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the person to receive it. All notices, requests, and consents to be sent to a Member must be sent to or made at the addresses given for that Member on Exhibit "A" or such other address as that Member may specify by notice to the other Members. Any notice, request or consent to the Company or the Manager must be given to the Manager at the Company's registered office in Maryland. Whenever any notice is required to be given by law, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     8.03  Entire Agreement; Supersedure.  This Agreement constitutes the entire
           ------------------------------
agreement of the Members relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

     8.04  Effect of Waiver or Consent.  A waiver or consent, express or
           ----------------------------
implied, to or of any breach or default by any Person in the performance by that Person of that Person's obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of that Person's rights with respect to that default until the applicable statute-of-limitations period has run.

     8.05  Fiscal Year; Records and Reports.
           ---------------------------------

           (a)  The fiscal year of the Company shall end on December 31.

           (b) The Manager shall maintain books of account in which shall be entered fully and accurately the transactions of the Company. Such books of account shall at all times be maintained at the principal office of the Company and shall be open to inspection by the Members or their duly authorized representatives during normal business hours and upon reasonable notice.

           (c) Quarterly unaudited financial statements reporting on the financial condition of the Company's business and the results of its operations shall be furnished to each of the Members. An annual review of the Company's financial statements shall be made by a certified public accounting firm selected by the Manager, and a copy of such review shall be furnished to all Members within ninety (90) days after the close of the fiscal year. A report shall also be furnished to each Member within seventy-five (75) days after the end of each fiscal year indicating such Member's share of the taxable income or loss and all specially allocated items of the Company for such year for federal income tax purposes. The Manager shall cause to be delivered to each Member upon request such other information as shall be needed by such Member for purposes of filing any tax returns, and the Manager shall from time to time furnish such other information as any Member shall reasonably request for the purpose of enabling such Member to comply with any reporting or filing requirements imposed by any statute, rule, regulation or otherwise by any governmental agency or authority.

           (d) The Manager shall supervise the preparation and filing of all Company tax returns and shall, on behalf of the Company and subject to the provisions of this Agreement, make such elections (including elections as to the basis of Company assets) and determinations as appear appropriate to the Manager. The Manager is hereby designated the "tax matters partner" and shall have all of the powers and responsibilities provided in Section 6221 et seq. of
                                                                     -- ---
the Code.

     8.06  Amendment.  The terms and provisions of this Agreement may be
           ----------
modified or amended at any time and from time to time with the written consent of the Manager plus the written Consent of the Members; provided, however, that any amendment or modification reducing a Members's Sharing Ratio or increasing a Member's Commitment (other than to reflect changes otherwise provided by this Agreement) is effective only with that Member's consent, and any amendment or modification reducing the required Sharing Ratio or other measure for any consent or vote in this Agreement is effective only with the consent or vote of Members having the Sharing Ratio or other measure theretofore required.

     8.07  Binding Act.  Subject to the restrictions on Dispositions set forth
           ------------
in this Agreement, this Agreement is binding on and inures to the benefit of the Members and their respective heirs, legal representatives, successors, and assigns.

     8.08  Governing Law; Jurisdiction & Venue.  This Agreement is governed by
           ------------------------------------
and shall be construed in accordance with the law of the State of Maryland, excluding any conflict-of-laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction. The Members consent to and subject themselves to the jurisdiction of the courts of the State of Maryland for all causes of action, whether in law or equity, which may arise among themselves with respect to this Agreement. The Members further agree that venue for any action brought by any one or more of them against any one or more of them with respect to this Agreement shall lie with the courts of appropriate jurisdiction of Maryland or the United States District Court for the District of Maryland.

     8.09  Severability.  If any provision of this Agreement or the application
           -------------
thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder or this Agreement and the application of that provision to other Persons or circumstance is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

     8.10  Further Assurances.  In connection with this Agreement and the
           -------------------
transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and preform the provisions of this Agreement and those transactions.

     8.11  No Third Party Benefit.  The provision hereof are solely for the
           -----------------------
benefit of the Company and its Members and Manager and are not intended to, and shall not be construed to, confer a right or benefit on any creditor of the Company or any other Person.

     8.12  Indemnification.  To the fullest extent permitted by law, each
           ----------------
Member shall indemnify the Company, each Manager and each other Member and hold them harmless from and against all losses, costs, liabilities, damages, and expenses (including, without limitation, costs of suit and attorney's fees) they may incur on account of any breach by that Member of this Agreement.

     8.13  Counterparts.  This Agreement may be executed in any number of
           -------------
counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constituted the same instrument.

     IN WITNESS WHEREOF, the initial Members of the Company have executed this Agreement as of the date first set forth above.

                                             MEMBERS:


                                             /s/ Charles S. Bresler
                                             -----------------------------------
                                             Charles S. Bresler


                                             /s/ Sidney Bresler
                                             -----------------------------------
                                             Sidney Bresler


                                             /s/ Fleur S. Bresler
                                             -----------------------------------
                                             Fleur S. Bresler

                                   EXHIBIT A
                                      TO
                              OPERATING AGREEMENT
                       BRESLER FAMILY INVESTORS, L.L.C.

Name, Address and Initial Capital                              Initial
Contribution of Each Member              Commitment            Sharing Ratio
---------------------------------        ----------            -------------
Charles S. Bresler                      100 Shares of                97%
Apartment 1703                          common stock of
10401 Grosvenor Place                   T.P. Partners
Rockville, MD 20852                     having a value of
                                        $1,000 per share.

                                        1,022,000 Shares of
                                        common stock of
                                        Bresler & Reiner,
                                        Inc. having a value
                                        of $7.50 per share.


Sidney Bresler                          $2.00                         2%
5836 Mossrock Drive
North Bethesda, MD 20852

Fleur S. Bresler                        $1.00                         1%
Apartment 1703
10401 Grosvenor Place
Rockville, MD 20852